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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 5, 2005

                                    ---------
                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                FLORIDA                                 1-13165                              59-2417093
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

              1655 ROBERTS BOULEVARD, N.W., KENNESAW, GEORGIA 30144
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 419-3355

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Employment Agreement with Steven G. Anderson

     On September 5, 2005, CryoLife ("CryoLife" or the "Company") and Mr. Anderson entered into an employment agreement for Mr. Anderson to serve as the Company's President, Chief Executive Officer and Chairman of the Board of Directors, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. This new agreement supersedes the previous agreement. The material terms of such agreement include the following:

     o Mr. Anderson's agreement has a term of two years from September 5, 2005 (the "Anderson Effective Date"). His employment agreement will automatically extend for an additional one year each anniversary thereafter unless either Mr. Anderson or the Company elects not to extend the term of the agreement by notifying the other party in writing at least 30 days prior to the first anniversary of the Anderson Effective Date and each anniversary thereafter.

     o Mr. Anderson's employment with the Company may be terminated by the Company for Cause, Good Reason or Disability (as those terms are defined in Mr. Anderson's employment agreement) or automatically upon Mr. Anderson's death.

     o Mr. Anderson's initial base salary will be $600,000 per year and a bonus set by the Compensation Advisory Committee of the CryoLife Board of Directors. The salary and bonus will be subject to a yearly review by the Compensation Advisory Committee. Mr. Anderson is entitled to participate in all compensation and bonus plans made available to CryoLife's executive employees.

     o Mr. Anderson is entitled to paid vacation in accordance with the Company's standard vacation policy. Vacations not taken will be cumulative and carried over to a subsequent year. Upon employment termination, Mr. Anderson will be paid at the rate of $2,307 per day for accumulated vacation days not taken.

     o Mr. Anderson is entitled to receive benefits under the Company's standard medical plan and contributory 401(k) plan and will receive life insurance coverage of at least two times base pay.

     o The Company will reimburse Mr. Anderson all reasonable expenses incurred by him directly related to performance of his responsibilities and duties for CryoLife. Reimbursable expenses shall also include, with a value of up to 10% of Mr. Anderson's base salary, monthly car payments and auto expenses and dues and business related expenses at specified private clubs.

     o The Company will pay Mr. Anderson a retention payment in addition to other compensation due pursuant to Mr. Anderson's agreement equal to one times the aggregate of Mr. Anderson's annual salary and bonus compensation for the year in which a change of control occurs.

     o During the term covered by Mr. Anderson's employment agreement and for a period of two years after any termination of his employment agreement, Mr. Anderson agrees not to accept any position as chief executive officer, president or chief operating officer with, or provide comparable level executive consultation to any competitors of CryoLife.

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

     o    Mr. Anderson is entitled to the following termination benefits:

          o If the Company terminates Mr. Anderson's employment other than for Cause, Mr. Anderson terminates his employment for Good Reason, or Mr. Anderson's employment is terminated by reason of his Disability then he is entitled to a severance payment in an amount equal to two times the aggregate of Mr. Anderson's annual salary and bonus compensations for the year in which the termination of employment occurs except in the event of retirement that occurs prior to the first anniversary of the Anderson Effective Date. Such severance payment will be paid according to a specified installment payment plan.

          o If Mr. Anderson's employment is terminated by reason of his retirement, he will be entitled to a severance payment equal to one times Mr. Anderson's annual salary and bonus compensation for the year in which retirement occurs but, so long as Mr. Anderson remains employed by the Company, such payment will increase to a maximum of two times Mr. Anderson's annual salary and bonus compensation. Such payment will be paid according to a specified installment payment plan. The Company will pay Mr. Anderson for obligations accruing through the date of his termination.

          o    If Mr. Anderson's  employment is terminated due to his death, the
               Company  will  pay  Mr.  Anderson's  legal   representatives  for
               obligations accruing through the date of his termination.

          o If Mr. Anderson's employment is terminated for any reason other than Cause, the Company will continue to provide major medical benefits to Mr. Anderson and his wife, Ann B. Anderson for the duration of their lives subject to a limit of $25,000 per year.

          o If Mr. Anderson is terminated for Cause, his employment agreement shall terminate without further obligations to him other than for payment obligations accruing through the date of his termination.


Employment Agreement with Mr. D. Ashley Lee

     On September 5, 2005, the Company and Mr. Lee entered into an employment agreement for Mr. Lee to serve as the Company's Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference. This new agreement supersedes the previous agreement. The material terms of such agreement include the following:

     o Mr. Lee's agreement has a term of two years from September 5, 2005 (the "Lee Effective Date"). His employment agreement will automatically extend for an additional one year unless either Mr. Lee


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

          or the Company elects not to extend the term of Mr. Lee's agreement by notifying the other party in writing at least 30 days prior to the first anniversary of the Lee Effective Date.

     o Mr. Lee's employment with the Company may be terminated by the Company for Cause, Good Reason or Disability (as those terms are defined in Mr. Lee's employment agreement) or automatically upon Mr. Lee's death.

     o Mr. Lee's initial base salary will be $340,000 per year and a bonus set by the Compensation Advisory Committee of the CryoLife Board of Directors. The salary and bonus will be subject to a yearly review by the Compensation Advisory Committee. Mr. Lee is entitled to participate in all compensation and bonus plans made available to CryoLife's executive employees.

     o Mr. Lee is entitled to paid vacation in accordance with the Company's standard vacation policy. Vacations not taken will be cumulative and carried over to a subsequent year.

     o Mr. Lee is entitled to receive benefits under the Company's standard medical plan and contributory 401(k) plan.

     o The Company will reimburse Mr. Lee all reasonable expenses incurred by him directly related to performance of his responsibilities and duties for CryoLife.

     o The Company will pay Mr. Lee a retention payment in addition to other compensation due pursuant to Mr. Lee's agreement equal to one times the aggregate of Mr. Lee's annual salary and bonus compensations for the year in which a change of control occurs.

     o    Mr. Lee is entitled to the following termination benefits:

          o If Mr. Lee is terminated for Good Reason then he is entitled to a severance payment in an amount equal to one times the aggregate of Mr. Lee's annual salary and bonus compensation for the year in which the termination of employment occurs.

          o If Mr. Lee's employment is terminated due to his death, the Company will pay Mr. Lee's legal representatives for obligations accruing through the date of his termination.

          o    If  Mr.  Lee's   employment   is  terminated  by  reason  of  his
               Disability, the Company will pay Mr. Lee for obligations accruing through the date of his termination.

          o If Mr. Lee is terminated for Cause or Mr. Lee terminates his employment without Good Reason, his employment agreement shall terminate without further obligations to him other than for payment of his salary through the date of termination.



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


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

          Not applicable

     (b)  Pro Forma Financial Information.

          Not applicable

     (c)  Exhibits.

         Exhibit Number       Description

               10.1 Form of Employment Agreement dated as of September 5, 2005 with Steven G. Anderson

               10.2 Form of Employment Agreement dated as of September 5, 2005 with D. Ashley Lee





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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CRYOLIFE, INC.



Date:  September 9, 2005                  By: /s/ D. Ashley Lee
                                              ----------------------------------
                                              Name:  D. Ashley Lee
                                              Title: Executive Vice President,
                                              Chief Operating Officer and Chief
                                              Financial Officer


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


                                  EXHIBIT INDEX



         Exhibit Number       Description

               10.1 Form of Employment Agreement dated as of September 5, 2005 with Steven G. Anderson

               10.2 Form of Employment Agreement dated as of September 5, 2005 with D. Ashley Lee



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